Exhibit 10.1

REVEL AC, INC.

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 19, 2013, and entered into among Revel AC, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Reference is made to the Credit Agreement dated as of May 3, 2012 (as amended pursuant to that certain First Amendment to Credit Agreement, dated as of August 22, 2012, that certain Incremental Facility Amendment, dated as of August 22, 2012, that certain Incremental Facility Amendment, dated as of August 27, 2012, that certain Second Amendment to Credit Agreement, dated as of December 20, 2012; that certain Third Amendment to Credit Agreement, dated as of January 30, 2013; that certain Fourth Amendment to Credit Agreement, dated as of February 5, 2013; that certain Fifth Amendment to Credit Agreement, dated as of February 12, 2013; and that certain Omnibus Amendment (Sixth Amendment to 2012 Credit Agreement and First Amendment to Disbursement Agreement), dated as of February 28, 2013, as so amended, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto, the Administrative Agent, JPMorgan Chase Bank, N.A., as collateral agent and issuing bank, and the other parties thereto. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement (as amended by this Amendment).

W I T N E S S E T H :

WHEREAS, Borrower has requested certain amendments to the Credit Agreement in the manner set forth in this Amendment; and

WHEREAS, the Lenders that have signed this Amendment (constituting the Required Lenders) and the Administrative Agent have consented and agreed to the modifications to the Credit Agreement set forth in this Amendment, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.        Amendment to the Credit Agreement.  Section 6.10(e) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(e) Minimum Liquidity Requirement.  Permit, at any time during the periods set forth below, the sum of (x) the unused amount of the Revolving Commitments plus (y) the lesser of (1) $5,000,000 and (2) the amount of Cash and Cash Equivalents of the Borrower (excluding Cage Cash and amounts held in accounts subject to the Disbursement Agreement) (the sum of (x) and (y), together, the “Minimum Liquidity Requirement”) to be less than the sum of (a) the Second Amendment Amenities CapEx Budget Reserve as of the date of determination, (b) the Second Amendment Day Club Revolving Loan Basket as of the date of determination and (c) the amounts set below for such periods:

TIME PERIOD	MINIMUM LIQUIDITY REQUIREMENT
12/20/12 through 1/29/13	$75,000,000
1/30/13 through 2/8/13	$66,000,000
2/9/13 through 2/12/13	$59,000,000
2/13/13 through 2/19/13	$55,000,000
2/20/13 through 2/26/13	$50,000,000
2/27/13 through 3/15/13	$35,000,000
3/16/13 through 4/15/13	$35,000,000
4/16/13 through 5/15/13	$45,000,000
5/16/13 through 7/1/13	$20,000,000

; provided that the Minimum Liquidity Requirement shall be decreased for the period from, and including, the Business Day immediately preceding a holiday or a weekend to, and including, the Business Day immediately succeeding such holiday or weekend, by the amount, not to exceed $3,000,000 in the aggregate, of any Borrowing of Revolving Loans the proceeds of which are used by the Borrower to fund Cage Cash during such period, solely to the extent that each such Borrowing is repaid on the last day of such period.

The amount of the Minimum Liquidity Requirement is subject to adjustment upwards from time to time in respect of certain amounts received by the Borrower relating to cost efficiencies or other savings in accordance with the provisions of Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment and Schedule 3.12 to the Sixth Amendment).”

2.        Conditions to Effectiveness.  This Amendment shall not become effective unless and until the conditions precedent set forth below have been satisfied or the satisfaction thereof has been waived in writing by the Required Lenders (the date of such effectiveness, the “Seventh Amendment Effective Date”):

(A)      Amendment.  Receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Administrative Agent, the Borrower and the Required Lenders (and by executing and delivering a counterpart hereto, each such Person confirms it consents to the amendments to the Credit Agreement and the other provisions set forth herein).

(B)      Consents.  All necessary consents to the effectiveness of this Amendment, including any approval of any Gaming Authority required in accordance with any Gaming Law, shall have been obtained and shall be in full force and effect.

3.        Reference to and Effect on the Credit Agreement.  On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan

Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

4.        Representations and Warranties.  The Borrower hereby represents and warrants as of the Seventh Amendment Effective Date that, (a) immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing, except as a direct result of the Borrower’s failure to pay the regularly scheduled interest payment under the Term Loan Credit Agreement on February 19, 2013 (the “Interest Default”) and (b) immediately before and after giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except (i) for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date or (ii) to the extent such representation or warranties is untrue or incorrect solely as a direct result of the Interest Default.

5.        Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent, each other Agent and each Lender for their respective accrued, unpaid and ongoing expenses incurred by them in connection with the Credit Agreement and protection of their rights thereunder and this Amendment, including the fees, charges and disbursements of (a) counsel to such parties limited to (i) one primary counsel for the Agents (presently Cadwalader, Wickersham & Taft LLP), (ii) one primary counsel for the Lenders (presently Paul, Weiss, Rifkind, Wharton & Garrison LLP), (iii) gaming counsel for the Agents (presently Michael & Carroll), (iv) gaming counsel for the Lenders (presently Fox Rothschild LLP) and (v) to the extent reasonably necessary or advisable, local counsel in New Jersey and (b) any financial advisors, investment bankers and other specialty consultants retained by the Administrative Agent or counsel for the Agents and the Lenders.

6.        Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.        GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8.        Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

REVEL AC, INC., as Borrower

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

REVEL AC, LLC, as Guarantor

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

REVEL ATLANTIC CITY, LLC, as Guarantor

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

REVEL ENTERTAINMENT GROUP, LLC, as Guarantor

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

NB ACQUISITION, LLC, as Guarantor

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

[Signature Page to Seventh Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and a Lender

By:	/S/ SUSAN E. ATKINS
	Name:	Susan E. Atkins
	Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement]

AAI Canyon Fund plc, solely in respect of Canyon Reflection Fund
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Capital Arbitrage Master Fund, Ltd.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Balanced Master Fund, Ltd.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Distressed Opportunity Master Fund, L.P.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

The Canyon Value Realization Master Fund, L.P.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon-GRF Master Fund, L.P.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

Canyon-GRF Master Fund II, L.P.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon-TCDRS Fund, LLC
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Value Realization Fund, L.P.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Permal Canyon Fund Ltd.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Value Realization MAC 18 Ltd.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Citi Canyon Ltd.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

WELLS FARGO PRINCIPAL LENDING, LLC,
as a Lender

By:	/S/ MIKE BOHANNON

Name:	Mike Bohannon
Title:	Senior Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

JPMORGAN WHITEFRIARS INC., as a Lender

By:	/S/ VIRGINIA R. CONWAY
	Name:	Virginia R. Conway
	Title:	Attorney – in – Fact

[Signature Page to Seventh Amendment to Credit Agreement]

CHATHAM EUREKA FUND, L.P., as a Lender

By: Chatham Asset Management, LLC,
Investment Advisor

By:	/S/ JAMES RUGGERIO, JR.
	Name:	James Ruggerio, Jr.
	Title:	Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement]

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD., as a Lender

By: Chatham Asset Management, LLC,
Investment Advisor

By:	/S/ JAMES RUGGERIO, JR.
	Name:	James Ruggerio, Jr.
	Title:	Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement]